                                 EXHIBIT 99.3



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8

                      AMENDMENT TO APPLICATION OR REPORT
                   FILED PURSUANT TO SECTION 12, 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                              Exabyte Corporation
              --------------------------------------------------
              (Exact name of registrant as specified in charter)


                                AMENDMENT NO. 1

          The undersigned registrant amends the following items, financial statements, exhibits or other portions of its Registration Statement on Form 8-A as set forth in the pages attached hereto:

        Item 1    Description of Registrant's Securities to be Registered

        Item 2    Exhibits

               Exhibit 2.2  First Amendment to Rights Agreement

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    EXABYTE CORPORATION
                                    -------------------
                                        (Registrant)

August 23, 1995               By /s/ WILLIAM L. MARRINER
---------------                 ------------------------
                                    William L. Marriner
                                     Executive Vice President
                                     Chief Financial Officer
                                     (Principal Financial Officer)
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     Exabyte Corporation, a Delaware corporation (the "Company"), hereby amends its Registration Statement on Form 8-A, filed with the Commission on January 29, 1991, (the "Form 8-A"), by adding the paragraphs set forth under Item 1 below to the description contained in the Form 8-A and by adding Exhibit 2.2.


Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

     On August 23, 1995, the Company entered an amendment (the "Amendment") to the Rights Agreement, dated as of January 24, 1991, between the Company and First National Bank of Boston, as Rights Agent, (as so amended, the "Rights Agreement").

     The Amendment lowers the threshold for triggering the rights from 20% to 15%, and eliminates the ten day window for redemption of the Rights once such threshold has been exceeded. The Amendment also provides for certain technical revisions to the Rights Agreement.

     The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.3 to Registrant's Form 8-K Current Report filed with the Securities Exchange Commission on August 23, 1995, and is incorporated herein by reference.


Item 2.   Exhibits.
          --------

     2.2* First Amendment to Rights Agreement, dated as of August 23, 1995, between Exabyte Corporation and First National Bank of Boston, as Rights Agent ("Rights Agreement"), together with Amended Summary of Rights to Purchase Common Shares as Amended Through August 23, 1995 (Exhibit C to Exhibit 2.1--Rights Agreement).

_______________________

     * Incorporated by reference to Exhibit 2.2 to Registrant's Form 8-K Current Report, filed with the Securities Exchange Commission on August 23, 1995.
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                               INDEX TO EXHIBITS
                               -----------------



Exhibit                                                     Page
-------                                                     ----
 2.2*     First Amendment to Rights Agreement,
          dated as of August 23, 1995, between
          Exabyte Corporation and First National
          Bank of Boston, as Rights Agent ("Rights
          Agreement"), together with Amended Summary
          of Rights to Purchase Common Shares as Amended
          Through August 23, 1995 (Exhibit C to Exhibit
          2.1--Rights Agreement).

_______________________

     * Incorporated by reference to Exhibit 2.2 to Registrant's Form 8-K Current Report, filed with the Securities Exchange Commission on August 23, 1995.